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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : March 15, 1999

                   ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-2
             (Exact name of registrant as specified in its charter)

               Nevada               333-19733-02
    (State or Other Jurisdiction    (Commission          (I.R.S. Employer
         of Incorporation)          File Number)       Identification No.)


                      c/o Advanta Auto Finance Corporation
                               800 Ridgeview Drive
                           Horsham, Pennsylvania 19044
               (Address of Principal Executive Offices) (ZIP code)

       Registrant's telephone number, including area code: (215) 323-4663

                       500 Office Center Drive, Suite 400
                       Fort Washington, Pennsylvania 19034
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.
(c)      Exhibits:
            99.1 Monthly Servicing Report for the Collection Period ending February 28, 1999 relating to the Advanta Auto Receivables Trust 1997-2 Class A Fixed Rate Asset Backed Notes.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ADVANTA AUTO FINANCE CORPORATION
                                               (Registrant)


                                              /s/ David E. Plante
                                              -------------------
                                              Name: David E. Plante
                                              Title: President

Dated: March 15, 1999
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                                  EXHIBIT INDEX

Exhibit No.       Description                            Page No.
-----------       -----------                            --------
99.1              Monthly Servicing Report                  5

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